UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

ADT Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On May 22, 2024, the Company held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below in (b). A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2024.

(b)

Proposal 1. To elect James D. DeVries, Tracey R. Griffin, Benjamin Honig and Lee J. Solomon to the Board of Directors of the Company as Class I directors, in each case, for a term of three years expiring at the annual meeting of stockholders to be held in 2027. The Company’s stockholders duly elected James D. DeVries, Tracey R. Griffin, Benjamin Honig and Lee J. Solomon by at least a plurality of the votes cast, to serve as Class I directors until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
James D. DeVries	682,368,742	80,258,469	30,188,214
Tracey R. Griffin	649,043,561	111,813,963	31,957,901
Benjamin Honig	682,033,185	78,824,339	31,957,901
Lee J. Solomon	665,480,768	95,376,756	31,957,901

Proposal 2. To conduct an advisory vote to approve the compensation of the Company’s named executive officers (a “say-on-pay vote”). The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
807,986,174	8,877,994	578,301	30,117,481

Proposal 3. To conduct an advisory vote on the frequency of future say-on-pay votes. The Company’s stockholders voted, on a non-binding, advisory basis, to hold a say-on-pay vote every year. The results of the voting were as follows:

One Year	Two Year	Three Year	Broker Non-Votes
808,756,125	67,710	8,056,191	30,117,480

Proposal 4. To approve an amendment to the Company’s 2018 Omnibus Incentive Plan (the “Omnibus Plan”) to increase the number of shares authorized for issuance thereunder and extend the term. The Company’s stockholders approved the amendment to the Omnibus Plan. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
734,548,928	82,642,425	251,114	30,117,482

Proposal 5. To approve an amendment to the Company’s Articles of Incorporation for the exculpation of officers. The Company’s stockholders approved the amendment to the Articles of Incorporation. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
736,723,906	80,454,722	263,841	30,117,480

Proposal 6. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
844,868,050	2,501,158	190,742

(d) In light of these results and in accordance with its previous recommendation in the proxy statement for the 2024 Annual Meeting, the Company’s Board of Directors determined that the Company will hold future say-on-pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say-on-pay votes. The next advisory vote on the frequency of say-on-pay votes is expected to occur at the Company’s 2030 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2024	ADT Inc.

	By:	/s/ Noah Allen
Noah Allen
Vice President and Deputy General Counsel, Corporate & Securities